Inventories, Net	12 Months Ended
Dec. 31, 2017
Inventories, Net
4.	INVENTORIES, NET

Inventories, net consisted of the following:

	December 31,
	2016	2017
Raw materials	$6,553	$5,370
Finished goods	7,921	1,018
Work in progress	462	212
Less: inventory provision	(10,290)	(6,388)

Inventories, net	$4,646	$212

Movement of allowance for inventory was as follows:

	2015	2016	2017
Balance at beginning of the year	$4,597	$11,439	$10,290
Charge to expenses	7,254	—	—
Written-off	—	(401)	(4,422)
Exchange difference	(412)	(748)	520

Balance at end of the year	$11,439	$10,290	$6,388

During 2015, the Group recorded provisions for obsolete inventories of $7,254, which were included in cost of sales. The increase in the allowance for inventory was mainly due to the obsolete inventories that were not technologically suitable for future production or sales. The Group wrote off the obsolete inventories of $401 and $4,422 for the years ended December 31, 2016 and 2017, respectively, which were also included in cost of sales.